International Developed Markets Equity Portfolio Portfolio Summary | February 28, 2023 | Institutional Class HLIDX

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.hardingloevnerfunds.com. You can also get this information at no cost by calling (877) 435-8105 or by sending an e-mail request to hardingloevnerfunds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated February 28, 2023, and as each may be supplemented thereafter, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The International Developed Markets Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation through investments in equity securities of companies based in developed markets outside the United States.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Institutional Class of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(Fees Paid Directly from Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (As a Percentage of Offering Price)	None
Redemption Fee (As a Percentage of Amount Redeemed within 90 days or Less from the Date of Purchase)	None

Annual Portfolio Operating Expenses
(Expenses that You Pay Each Year as a Percentage of the Value of Your Investment)
Management Fees	0.70%
Distribution (Rule 12b-1) Fees	None
Other Expenses[1]	6.71%
Total Annual Portfolio Operating Expenses	7.41%
Fee Waiver and/or Expense Reimbursement[2]	-6.61%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.80%

1“Other Expenses” are based on estimated amounts for the current fiscal year

2Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Institutional Class of the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding dividend expenses, borrowing costs, interest expense relating to short sales, interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of average daily net assets, exceed 0.80% through February 28, 2024. This fee waiver and expense reimbursement agreement may be terminated by the Board at any time and will automatically terminate upon the termination of the Investment Advisory Agreement.

Example:

This example is intended to help you compare the cost of investing in the Institutional Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class’s operating expenses remain the same, except that the example assumes the fee waiver and expense reimbursement agreement pertains only through February 28, 2024. The example does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Class shares of the Portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$82	$1,589

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period September 28, 2022 (commencement of operations) through October 31, 2022, the Portfolio’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in companies based in developed markets outside the United States. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing, and strongly competitive, and whose shares are reasonably priced relative to estimates of their value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency, and market capitalization. The Portfolio normally holds investments across at least 10 countries.

Factors bearing on whether a company is considered to be “based” in a developed market outside the United States may include: (1) it is legally domiciled in a developed market outside the United States; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, in a developed market outside the United States; or (3) it has the principal exchange listing for its securities in a developed market outside the United States.

The Portfolio will normally invest broadly in equity securities of companies domiciled in countries included in the MSCI World ex US Index. The MSCI World ex US Index includes stocks from 22 developed markets in Canada, Europe, Australasia, and the Far East. At least 65% of the Portfolio’s total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts, and European

Depositary Receipts (collectively, “Depositary Receipts”), will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are principally traded.

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights, and warrants issued by companies that are based in developed markets outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies.

Principal Risks

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

Market Risk. The value of investments in the Portfolio may fluctuate suddenly and unexpectedly as a result of various market and economic factors, including those affecting individual companies, issuers or particular industries.

Currency Risk. Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

Foreign Investment Risk. Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.

NAV Risk. The net asset value of the Portfolio and the value of your investment will fluctuate.

Portfolio Performance

The Institutional Class of the Portfolio is new and does not yet have a full calendar year of performance. After the Institutional Class of the Portfolio has been in operation for a full calendar year, total return information will be presented. Once available, updated Portfolio performance information will be available at www.hardingloevnerfunds.com or by calling (877) 435-8105.

Management

Investment Adviser

Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers

Bryan Lloyd, Babatunde Ojo, Ferrill Roll, Patrick Todd, Andrew West and Maria Lernerman serve as the portfolio managers of the International Developed Markets Equity Portfolio. Messrs. Lloyd, Ojo, Roll, Todd and West have each held their position since the Portfolio’s inception, and Ms. Lernerman has held her position since December 2022.

Purchase and Sale of Portfolio Shares

The minimum initial investment in the Institutional Class of the Portfolio is $100,000. Additional purchases may be for any amount. You may purchase, redeem (sell) or exchange shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone, or wire.

Tax Considerations

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Upon withdrawal, your investment through a tax-deferred arrangement may become taxable.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Harding, Loevner Funds, Inc. c/o Northern Trust, Attn: Funds Center, Floor 38, 333 South Wabash Avenue Chicago, IL 60604 (877) 435-8105 www.hardingloevnerfunds.com